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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 2, 2004





                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)


         Minnesota                       0-25620               41-1459569
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
        incorporation)                                       Identification No.)




                  840 Lily Lane, Grand Rapids, Minnesota 55744
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434




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Item 7.   Financial Statements and Exhibits.

          c.           Exhibits

          Exhibit      Description of Exhibit

          99           Press release dated March 2, 2004

Item 9.   Regulation FD Disclosure.

          On March 2, 2004, A.S.V., Inc. ("ASV") issued a press release disclosing its financial results for the three and twelve months ended December 31, 2003. In addition, the press release contained information regarding a conference call to be held March 2, 2004 during which ASV intends to discuss its financial results for the three month and twelve months ended December 31, 2003 and its outlook for fiscal 2004.

          For additional information, see the press release included as Exhibit 99 hereto.

          The attached Exhibit is furnished pursuant to Item 12 on Form 8-K.



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 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 2, 2004



                                             A.S.V., Inc.


                                             By: /s/ Gary Lemke
                                                --------------------------------
                                                Its:  President
                                                      --------------------------



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                                  EXHIBIT INDEX

          Exhibit     Description of Exhibit
          -------     ----------------------
             99       Press release dated March 2, 2004